UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 7, 2014

PORT OF CALL ONLINE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-188575	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Sierra Avenue, Suite 402
Yuba City, CA 95993
(Address of principal executive offices)

Registrant’s telephone number, including area code: (530) 676-7873

3090 Boeing Road
Cameron Park, CA  95682
 (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendment to Articles of Incorporation

The Registrant filed an amendment to its Articles of Incorporation effective as of November 7, 2014 to reflect an 8-for-1 stock split of the Registrant’s outstanding common stock pursuant to which each stockholder of record on November 7, 2014 will receive an additional 7 shares of stock and the total shares outstanding increased from 3,050,000 to 24,400,000. The Registrant’s authorized shares of common stock increased from 65,000,000 to 520,000,000.  The Registrant’s authorized shares of preferred stock remained unchanged at 10,000,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2014	PORT OF CALL ONLINE, INC.

	By:	/s/ Scott Dockter
Scott Dockter
Chief Executive Officer

2